                               SERVICES AGREEMENT

    AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

    WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

    WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

    WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

    Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares;
(iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

    In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

    2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account

(other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

    3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

    4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

    5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

    6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

    7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

    8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW

Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

    9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

    10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

    11. This Agreement may be assigned by either party with the written consent of the other party.

    12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                MORGAN STANLEY DEAN WITTER ADVISORS INC.

                                By: /s/ BARRY FINK
                                --------------------------------------------
                                Barry Fink

Attest:
/s/ TODD LEBO
 -----------------------------
   Todd Lebo

                                MORGAN STANLEY DEAN WITTER SERVICES COMPANY
                                INC.

                                By: /s/ ROBERT M. SCANLAN
                                --------------------------------------------
                                Robert M. Scanlan

Attest:
/s/ FRANK BRUTTOMESSO
 -----------------------------
   Frank Bruttomesso

                                   SCHEDULE A
                              MORGAN STANLEY FUNDS
                         AS AMENDED AS OF MAY 13, 2002

                                 OPEN-END FUNDS

 1.  Active Assets California Tax-Free Trust
 2.  Active Assets Government Securities Trust
 3.  Active Assets Institutional Government Securities Trust
 4.  Active Assets Institutional Money Trust
 5.  Active Assets Money Trust
 6.  Active Assets Tax-Free Trust
 7.  Morgan Stanley 21st Century Trend Fund
 8.  Morgan Stanley Aggressive Equity Fund
 9.  Morgan Stanley All Star Growth Fund
10.  Morgan Stanley American Opportunities Fund
11.  Morgan Stanley Balanced Growth Fund
12.  Morgan Stanley Balanced Income Fund
13.  Morgan Stanley Biotechnology Fund
14.  Morgan Stanley California Tax-Free Daily Income Trust
15.  Morgan Stanley California Tax-Free Income Fund
16.  Morgan Stanley Capital Growth Securities
17.  Morgan Stanley Capital Opportunities Trust
18.  Morgan Stanley Competitive Edge Fund, "BEST IDEAS" Portfolio
19.  Morgan Stanley Convertible Securities Trust
20.  Morgan Stanley Developing Growth Securities Trust
21.  Morgan Stanley Diversified Income Trust
22.  Morgan Stanley Dividend Growth Securities Inc.
23.  Morgan Stanley Equity Fund
24.  Morgan Stanley European Growth Fund Inc.
25.  Morgan Stanley Federal Securities Trust
26.  Morgan Stanley Financial Services Trust
27.  Morgan Stanley Fund of Funds
     (i)  Domestic Portfolio
     (ii) International Portfolio
28.  Morgan Stanley Global Dividend Growth Securities
29.  Morgan Stanley Global Utilities Fund
30.  Morgan Stanley Growth Fund
31.  Morgan Stanley Hawaii Municipal Trust
32.  Morgan Stanley Health Sciences Trust
33.  Morgan Stanley High Yield Securities Inc.
34.  Morgan Stanley Income Builder Fund
35.  Morgan Stanley Information Fund
36.  Morgan Stanley Intermediate Income Securities
37.  Morgan Stanley International Fund
38.  Morgan Stanley International SmallCap Fund
39.  Morgan Stanley International Value Equity Fund
40.  Morgan Stanley Japan Fund
41.  Morgan Stanley KLD Social Index Fund
42.  Morgan Stanley Latin American Growth Fund
43.  Morgan Stanley Limited Duration Fund
44.  Morgan Stanley Limited Term Municipal Trust
45.  Morgan Stanley Liquid Asset Fund Inc.
46.  Morgan Stanley Market Leader Trust
47.  Morgan Stanley Mid-Cap Value Fund
48.  Morgan Stanley Multi-State Municipal Series Trust
49.  Morgan Stanley Nasdaq-100 Index Fund
50.  Morgan Stanley Natural Resource Development Securities Inc.
51.  Morgan Stanley New Discoveries Fund

52.  Morgan Stanley New York Municipal Money Market Trust
53.  Morgan Stanley New York Tax-Free Income Fund
54.  Morgan Stanley Next Generation Trust
55.  Morgan Stanley North American Government Income Trust
56.  Morgan Stanley Pacific Growth Fund Inc.
57.  Morgan Stanley Real Estate Fund
58.  Morgan Stanley Select Dimensions Investment Series
     (i)   American Opportunities Portfolio
     (ii)  Balanced Growth Portfolio
     (iii) Capital Opportunities Portfolio
     (iv)  Developing Growth Portfolio
     (v)   Diversified Income Portfolio
     (vi)  Dividend Growth Portfolio
     (vii) Emerging Markets Portfolio
     (viii) Global Equity Portfolio
     (ix)  Growth Portfolio
     (x)   Money Market Portfolio
     (xi)  North American Government Securities Portfolio
     (xii) Utilities Portfolio
     (xiii) Value-Added Market Portfolio
59.  Morgan Stanley Select Municipal Reinvestment Fund
60.  Morgan Stanley Short-Term U.S. Treasury Trust
61.  Morgan Stanley Small Cap Growth Fund
62.  Morgan Stanley Small-Mid Special Value Fund
63.  Morgan Stanley Special Value Fund
64.  Morgan Stanley Strategist Fund
65.  Morgan Stanley S&P 500 Index Fund
66.  Morgan Stanley S&P 500 Select Fund
67.  Morgan Stanley Tax-Exempt Securities Trust
68.  Morgan Stanley Tax-Free Daily Income Trust
69.  Morgan Stanley Tax-Managed Growth Fund
70.  Morgan Stanley Technology Fund
71.  Morgan Stanley Total Market Index Fund
72.  Morgan Stanley Total Return Bond Fund
73.  Morgan Stanley Total Return Trust
74.  Morgan Stanley U.S. Government Money Market Trust
75.  Morgan Stanley U.S. Government Securities Trust
76.  Morgan Stanley Utilities Fund
77.  Morgan Stanley Value Fund
78.  Morgan Stanley Value-Added Market Series
79.  Morgan Stanley Variable Investment Series
     (i)   Aggressive Equity Portfolio
     (ii)  Capital Growth Portfolio
     (iii) Competitive Edge "Best Ideas" Portfolio
     (iv)  Dividend Growth Portfolio
     (v)   Equity Portfolio
     (vi)  European Growth Portfolio
     (vii) Global Dividend Growth Portfolio
     (viii) High Yield Portfolio
     (ix)  Income Builder Portfolio
     (x)   Information Portfolio
     (xi)   Limited Duration Portfolio
     (xii)  Money Market Portfolio
     (xiii)  Pacific Growth Portfolio
     (xiv)  Quality Income Plus Portfolio
     (xv)  S&P 500 Index Portfolio
     (xvi)  Strategist Portfolio
     (xvii)  Utilities Portfolio

                           CLOSED-END FUNDS

80.  Morgan Stanley High Income Advantage Trust
81.  Morgan Stanley High Income Advantage Trust II
82.  Morgan Stanley High Income Advantage Trust III
83.  Morgan Stanley Income Securities Inc.
84.  Morgan Stanley Government Income Trust
85.  Morgan Stanley Insured Municipal Bond Trust
86.  Morgan Stanley Insured Municipal Trust
87.  Morgan Stanley Insured Municipal Income Trust
88.  Morgan Stanley California Insured Municipal Income Trust
89.  Morgan Stanley Insured Municipal Securities
90.  Morgan Stanley Insured California Municipal Securities
91.  Morgan Stanley Quality Municipal Investment Trust
92.  Morgan Stanley Quality Municipal Income Trust
93.  Morgan Stanley Quality Municipal Securities
94.  Morgan Stanley California Quality Municipal Securities
95.  Morgan Stanley New York Quality Municipal Securities

                                                                      SCHEDULE B

                      MORGAN STANLEY SERVICES COMPANY INC.
                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF MAY 13, 2002

    Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Balanced Income Fund   0.060% of the portion of the daily net assets not
                                      exceeding $500 million; and 0.0575% of the portion of
                                      the daily net assets exceeding $500 million.

Morgan Stanley California Tax-Free    0.055% of the portion of the daily net assets not
  Income Fund                         exceeding $500 million; 0.0525% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.050% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $1.25 billion; and 0.045% of the portion of the daily
                                      net assets exceeding $1.25 billion.

Morgan Stanley Convertible            0.060% of the portion of the daily net assets not
  Securities Trust                    exceeding $750 million; 0.055% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.050% of the portion of the daily
                                      net assets of the exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.0475% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding $2
                                      billion; 0.045% of the portion of the daily net assets
                                      exceeding $2 billion but not exceeding $3 billion; and
                                      0.0425% of the portion of the daily net assets exceeding
                                      $3 billion.

Morgan Stanley Diversified Income     0.040% of the daily net assets.
  Trust

Morgan Stanley Federal Securities     0.055% of the portion of the daily net assets not
  Trust                               exceeding $1 billion; 0.0525% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.050% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding $2
                                      billion; 0.0475% of the portion of the daily net assets
                                      exceeding $2 billion but not exceeding $2.5 billion;
                                      0.045% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $5 billion; 0.0425% of
                                      the portion of the daily net assets exceeding $5 billion
                                      but not exceeding $7.5 billion; 0.040% of the portion of
                                      the daily net assets exceeding $7.5 billion but not
                                      exceeding $10 billion; 0.0375% of the portion of the
                                      daily net assets exceeding $10 billion but not exceeding
                                      $12.5 billion; and 0.035% of the portion of the daily
                                      net assets exceeding $12.5 billion.

Morgan Stanley                        0.035% of the daily net assets.
  Hawaii Municipal Trust

Morgan Stanley                        0.050% of the portion of the daily net assets not
  High Yield Securities Inc.          exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $2
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $2 billion but not exceeding $3 billion; and
                                      0.030% of the portion of daily net assets exceeding $3
                                      billion.

Morgan Stanley Intermediate Income    0.060% of the portion of the daily net assets not
  Securities                          exceeding $500 million; 0.050% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.040% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; and 0.030% of the portion of the
                                      daily net assets exceeding $1 billion.

Morgan Stanley                        0.070% of the daily net assets.
  Limited Duration Fund

Morgan Stanley Limited Term           0.050% of the daily net assets.
  Municipal Trust

Morgan Stanley                        0.035% of the daily net assets.
  Multi-State Municipal
  Series Trust
  (4 Series)

Morgan Stanley                        0.055% of the portion of the daily net assets not
  New York Tax-Free Income Fund       exceeding $500 million; and 0.0525% of the portion of
                                      the daily net assets exceeding $500 million.

Morgan Stanley                        0.039% of the portion of the daily net assets not
  North American Government           exceeding $3 billion; and 0.036% of the portion of the
  Income Trust                        daily net assets exceeding $3 billion.

Morgan Stanley Select Dimensions
  Investment Series--
  Diversified Income Portfolio        0.040% of the daily net assets.

  North American Government           0.039% of the daily net assets.
    Securities Portfolio

Morgan Stanley Select Municipal       0.050% of the daily net assets.
  Reinvestment Fund

Morgan Stanley                        0.035% of the daily net assets.
  Short-Term U.S. Treasury Trust

Morgan Stanley                        0.050% of the portion of the daily net assets not
  Tax-Exempt Securities Trust         exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.25
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.25 billion but not exceeding $2.5 billion;
                                      and 0.030% of the portion of the daily net assets
                                      exceeding $2.5 billion.

Morgan Stanley                        0.045% of the daily net assets.
  Total Return Bond Fund

Morgan Stanley                        0.050% of the portion of the daily net assets not
  U.S. Government Securities Trust    exceeding $1 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.045% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding $2
                                      billion; 0.0425% of the portion of the daily net assets
                                      exceeding $2 billion but not exceeding $2.5 billion;
                                      0.040% of the portion of the daily net assets exceeding
                                      $2.5 billion but not exceeding $5 billion; 0.0375% of
                                      the portion of the daily net assets exceeding $5 billion
                                      but not exceeding $7.5 billion; 0.035% of the portion of
                                      the daily net assets exceeding $7.5 billion but not
                                      exceeding $10 billion; 0.0325% of the portion of the
                                      daily net assets exceeding $10 billion but not exceeding
                                      $12.5 billion; and 0.030% of the portion of the daily
                                      net assets exceeding $12.5 billion.

Morgan Stanley
  Variable Investment Series--
  High Yield Portfolio                0.050% of the portion of the daily net assets not
                                      exceeding $500 million; and 0.0425% of the daily net
                                      assets exceeding $500 million.

  Limited Duration Portfolio          0.045% of the daily net assets.

  Quality Income Plus Portfolio       0.050% of the portion of the daily the net assets not
                                      exceeding $500 million; and 0.045% of the portion of the
                                      daily net assets exceeding $500 million.

EQUITY FUNDS

Morgan Stanley 21st Century Trend     0.075% of the daily net assets.
  Fund

Morgan Stanley Aggressive Equity      0.075% of the portion of the daily net assets not
  Fund                                exceeding $2 billion, and 0.725% of the portion of the
                                      daily net assets exceeding $2 billion.

Morgan Stanley                        0.03% of the daily net assets.
  All Star Growth Fund

Morgan Stanley American               0.0625% of the portion of the daily net assets not
  Opportunities Fund                  exceeding $250 million; 0.050% of the portion of the
                                      daily net assets exceeding $250 million but not
                                      exceeding $2.25 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $2.25 billion but not
                                      exceeding $3.5 billion; 0.0450% of the portion of the
                                      daily net assets exceeding $3.5 billion but not
                                      exceeding $4.5 billion; and 0.0425% of the portion of
                                      the daily net assets exceeding $4.5 billion.

Morgan Stanley Balanced Growth Fund   0.060% of the portion of the daily net assets not
                                      exceeding $500 million; and 0.0575% of the portion of
                                      the daily net assets exceeding $500 million.

Morgan Stanley Biotechnology Fund     0.10% of the daily net assets.

Morgan Stanley Capital Growth         0.065% of the portion of the daily net assets not
  Securities                          exceeding $500 million; 0.055% of the portion of daily
                                      net assets exceeding $500 million but not exceeding $1
                                      billion; 0.050% of the portion of the daily net assets
                                      exceeding $1 billion but not exceeding $1.5 billion; and
                                      0.0475% of the portion of the daily net assets exceeding
                                      $1.5 billion.

Morgan Stanley                        0.045% of the portion of the daily net assets not
  Capital Opportunities Trust         exceeding $500 million; 0.0325% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $2 billion; 0.042% of the portion of the daily
                                      net assets exceeding $2 billion but not exceeding
                                      $3 billion; and 0.0405% of the portion of the daily net
                                      assets exceeding $3 billion.

Morgan Stanley Competitive Edge       0.065% of the portion of the daily net assets not
  Fund,                               exceeding $1.5 billion; and 0.0625% of the portion of
  "BEST IDEAS" Portfolio              the daily net assets exceeding $1.5 billion.

Morgan Stanley Developing Growth      0.050% of the portion of the daily net assets not
  Securities Trust                    exceeding $500 million; and 0.0475% of the portion of
                                      the daily net assets exceeding $500 million.

Morgan Stanley Dividend Growth        0.0625% of the portion of the daily net assets not
  Securities Inc.                     exceeding $250 million; 0.050% of the portion of the
                                      daily net assets exceeding $250 million but not
                                      exceeding $1 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $2 billion; 0.045% of the portion of the daily net
                                      assets exceeding $2 billion but not exceeding $3
                                      billion; 0.0425% of the portion of the daily net assets
                                      exceeding $3 billion but not exceeding $4 billion;
                                      0.040% of the portion of the daily net assets exceeding
                                      $4 billion but not exceeding $5 billion; 0.0375% of the
                                      portion of the daily net assets exceeding $5 billion but
                                      not exceeding $6 billion; 0.035% of the portion of the
                                      daily net assets exceeding $6 billion but not exceeding
                                      $8 billion; 0.0325% of the portion of the daily net
                                      assets exceeding $8 billion but not exceeding $10
                                      billion; 0.030% of the portion of the daily net assets
                                      exceeding $10 billion but not exceeding $15 billion; and
                                      0.0275% of the portion of the daily net assets exceeding
                                      $15 billion.

Morgan Stanley Equity Fund            0.051% of the portion of the daily net assets not
                                      exceeding $500 million; 0.0495% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; and 0.048% of the portion of the
                                      daily net assets exceeding $1 billion.

Morgan Stanley European Growth Fund   0.057% of the portion of the daily net assets not
  Inc.                                exceeding $500 million; 0.054% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $2 billion; 0.051% of the portion of the daily
                                      net assets exceeding $2 billion but not exceeding
                                      $3 billion; and 0.0495% of the portion of the daily net
                                      assets exceeding $3 billion.

Morgan Stanley Financial Services     0.075% of the portion of the daily net assets not
  Trust                               exceeding $500 million; 0.0725% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1.0 billion; and 0.070% of the portion of the
                                      daily net assets exceeding $1.0 billion.

Morgan Stanley Fund of Funds--
  Domestic Portfolio                  None

  International Portfolio             None

Morgan Stanley Global Dividend        0.075% of the portion of the daily net assets not
  Growth Securities                   exceeding $1 billion; 0.0725% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.070% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding $2.5
                                      billion; 0.0675% of the portion of the daily net assets
                                      exceeding $2.5 billion but not exceeding $3.5 billion;
                                      0.0650% of the portion of the daily net assets exceeding
                                      $3.5 billion but not exceeding $4.5 billion; and 0.0625%
                                      of the portion of the daily net assets exceeding $4.5
                                      billion.

Morgan Stanley                        0.065% of the portion of the daily net assets not
  Global Utilities Fund               exceeding $500 million; 0.0625% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; 0.060% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; and 0.0575% of the portion of the daily net
                                      assets exceeding $1.5 billion.

Morgan Stanley                        0.048% of the portion of daily net assets not exceeding
  Growth Fund                         $750 million; 0.045% of the portion of daily net assets
                                      exceeding $750 million but not exceeding $1.5 billion;
                                      and 0.042% of the portion of daily net assets exceeding
                                      $1.5 billion.

Morgan Stanley                        0.10% of the portion of daily net assets not exceeding
  Health Sciences Trust               $500 million; 0.095% of the portion of daily net assets
                                      exceeding $500 million but not exceeding $1 billion; and
                                      0.0925% of the portion of the daily net assets exceeding
                                      $1 billion.

Morgan Stanley                        0.075% of the portion of the net assets not exceeding
  Income Builder Fund                 $500 million; and 0.0725% of the portion of daily net
                                      assets exceeding $500 million.

Morgan Stanley                        0.075% of the portion of the daily net assets not
  Information Fund                    exceeding $500 million; 0.0725% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $3 billion; and 0.070% of the portion of the
                                      daily net assets exceeding $3 billion.

Morgan Stanley International Fund     0.060% of the portion of the daily net assets not
                                      exceeding $1 billion; and 0.057% of the portion of the
                                      daily net assets exceeding $1 billion.

Morgan Stanley International          0.069% of the daily net assets.
  SmallCap Fund

Morgan Stanley International Value    0.10% of the daily net assets.
  Equity Fund

Morgan Stanley                        0.057% of the daily net assets.
  Japan Fund

Morgan Stanley KLD Social Index Fund  0.040% of the daily net assets.

Morgan Stanley                        0.075% of the portion of the daily net assets not
  Latin American Growth Fund          exceeding $500 million; and 0.0725% of the portion of
                                      the daily net assets exceeding $500 million.

Morgan Stanley                        0.075% of the portion daily net assets not exceeding
  Market Leader Trust                 $1 billion; and 0.0725% of the portion of the daily net
                                      assets exceeding $1 billion.

Morgan Stanley                        0.080% of the daily net assets.
  Mid-Cap Value Fund

Morgan Stanley                        0.040% of the daily net assets.
  Nasdaq-100 Index Fund

Morgan Stanley Natural Resource       0.0625% of the portion of the daily net assets not
  Development Securities Inc.         exceeding $250 million and 0.050% of the portion of the
                                      daily net assets exceeding $250 million.

Morgan Stanley                        0.060% of the daily net assets.
  New Discoveries Fund

Morgan Stanley Next Generation Trust  0.075% of the daily net assets.

Morgan Stanley                        0.057% of the portion of the daily net assets not
  Pacific Growth Fund Inc.            exceeding $1 billion; 0.054% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $2
                                      billion; and 0.051% of the portion of the daily net
                                      assets exceeding $2 billion.

Morgan Stanley                        0.060% of the daily net assets.
  Real Estate Fund

Morgan Stanley Select Dimensions
  Investment Series--
  American Opportunities Portfolio    0.0625% of the portion of the daily net assets not
                                      exceeding $500 million; 0.060% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion and 0.0575% of the portion of the
                                      daily net assets exceeding $10 billion.

  Balanced Growth Portfolio           0.065% of the daily net assets.

  Capital Opportunities Portfolio     0.075% of the daily net assets.

  Developing Growth Portfolio         0.050% of the daily net assets.

  Dividend Growth Portfolio           0.0625% of the portion of the daily net assets not
                                      exceeding $500 million; 0.050% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; and 0.0475% of the portion of the
                                      daily net assets exceeding $1 billion.

  Emerging Markets Portfolio          0.075% of the daily net assets.

  Global Equity Portfolio             0.10% of the daily net assets.

  Growth Portfolio                    0.048% of the daily net assets.

  Utilities Portfolio                 0.065% of the daily net assets.

  Value-Added Market Portfolio        0.050% of the daily net assets.

Morgan Stanley Small Cap Growth Fund  0.060% of the portion of the daily net assets not exceeding $1.5 billion; and 0.057% of the portion of the
                                      daily net assets exceeding $1.5 billion.

Morgan Stanley Small-Mid Special      0.070% of the daily net assets.
  Value Fund

Morgan Stanley Special Value Fund     0.075% of the portion of the daily net assets not
                                      exceeding $500 million; 0.0725% of the portion of daily
                                      net assets exceeding $500 million but not exceeding
                                      $1 billion; and 0.070% of the portion of the daily net
                                      assets exceeding $1.0 billion.

Morgan Stanley Strategist Fund        0.060% of the portion of the daily net assets not
                                      exceeding $500 million; 0.055% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; 0.050% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0475% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.045% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $3 billion; and 0.0425% of
                                      the portion of the daily net assets exceeding
                                      $3 billion.

Morgan Stanley                        0.040% of the portion of the daily net assets not
  S&P 500 Index Fund                  exceeding $1.5 billion; 0.0375% of the portion of daily
                                      net assets exceeding $1.5 billion but not exceeding
                                      $3 billion; and 0.035% of the portion of daily net
                                      assets exceeding $3 billion.

Morgan Stanley                        0.060% of the daily net assets.
  S&P 500 Select Fund

Morgan Stanley Tax-Managed Growth     0.05% of the daily net assets.
  Fund

Morgan Stanley                        0.060% of the daily net assets.
  Technology Fund

Morgan Stanley                        0.040% of the daily net assets.
  Total Market Index Fund

Morgan Stanley                        0.045% of the portion of the daily net assets not
  Total Return Trust                  exceeding $500 million; 0.0435% of the daily net assets
                                      exceeding $500 million but not exceeding $1 billion; and
                                      0.042% of the portion of the daily net assets exceeding
                                      $1 billion.

Morgan Stanley                        0.065% of the portion of the daily net assets not
  Utilities Fund                      exceeding $500 million; 0.055% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; 0.0525% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.050% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding $2.5
                                      billion; 0.0475% of the portion of the daily net assets
                                      exceeding $2.5 billion but not exceeding $3.5 billion;
                                      0.045% of the portion of the daily net assets exceeding
                                      $3.5 but not exceeding $5 billion; and 0.0425% of the
                                      daily net assets exceeding $5 billion.

Morgan Stanley                        0.060% of the portion of the daily net assets not
  Value Fund                          exceeding $1.0 billion; and 0.054% of the portion of the
                                      daily net assets exceeding $1 billion.

Morgan Stanley                        0.050% of the portion of the daily net assets not
  Value-Added Market Series           exceeding $500 million; 0.45% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; 0.0425% of the portion of the
                                      daily net assets exceeding $1.0 billion but not
                                      exceeding $2.0 billion; and 0.040% of the portion of the
                                      daily net assets exceeding $2 billion.

Morgan Stanley Variable Investment
  Series--
  Aggressive Equity Portfolio         0.075% of the daily net assets.

  Capital Growth Portfolio            0.065% of the daily net assets.

  Competitive Edge                    0.065% of the daily net assets.
    "Best Ideas" Portfolio

  Dividend Growth Portfolio           0.0625% of the portion of the daily net assets not
                                      exceeding $500 million; 0.050% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $1.0 billion but not
                                      exceeding $2.0 billion; 0.045% of the portion of the
                                      daily net assets exceeding $2 billion but not exceeding
                                      $3 billion; and 0.0425% of the portion of the daily net
                                      assets exceeding $3 billion.

  Equity Portfolio                    0.050% of the portion of the daily net assets not
                                      exceeding $1 billion; 0.0475% of the portion of the
                                      daily net assets exceeding $1 billion but not exceeding
                                      $2 billion; and 0.045% of the portion of the daily net
                                      assets exceeding $2 billion.

  European Growth Portfolio           0.057% of the portion of the daily net assets not
                                      exceeding $500 million; and 0.054% of the portion of the
                                      daily net assets exceeding $500 million.

  Global Dividend Growth Portfolio    0.075% of the portion of the daily net assets not
                                      exceeding $1 billion; and 0.0725% of the portion of
                                      daily net assets exceeding $1 billion.

  Income Builder Portfolio            0.075% of the daily net assets.

  Information Portfolio               0.075% of the daily net assets.

  Pacific Growth Portfolio            0.057% of the daily net assets.

  S&P 500 Index Portfolio             0.040% of the daily net assets.

  Strategist Portfolio                0.050% of the portion of the daily net assets not
                                      exceeding $1.5 billion; and 0.0475% of the portion of
                                      the daily net assets exceeding $1.5 billion.

  Utilities Portfolio                 0.065% of the portion of the daily net assets not
                                      exceeding $500 million; 0.055% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $1 billion; and 0.0525% of the portion of the
                                      daily net assets exceeding $1 billion.

MONEY MARKET FUNDS
Active Assets Trusts:

  (1) Active Assets Tax-Free Trust    0.050% of the portion of the daily net assets not
                                      exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; 0.025% of the
                                      portion of the daily net assets exceeding $3 billion but
                                      not exceeding $15 billion; and 0.0249% of the portion of
                                      the daily net assets exceeding $15 billion.

  (2) Active Assets California        0.050% of the portion of the daily net assets not
     Tax-Free Trust                   exceeding $500 million; 0.0425% of the portion of the
  (3) Active Assets Government        daily net assets exceeding $500 million but not
      Securities Trust                exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; and 0.025% of the
                                      portion of the daily net assets exceeding $3 million.

  (4) Active Assets Money Trust       0.050% of the portion of the daily net assets not
                                      exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding
                                      $1.5 billion; 0.0325% of the portion of the daily net
                                      assets exceeding $1.5 billion but not exceeding
                                      $2 billion; 0.030% of the portion of the daily net
                                      assets exceeding $2 billion but not exceeding
                                      $2.5 billion; 0.0275% of the portion of the daily net
                                      assets exceeding $2.5 billion but not exceeding
                                      $3 billion; 0.025% of the portion of the daily net
                                      assets exceeding $3 billion but not exceeding
                                      $15 billion; 0.0249% of the portion of the daily net
                                      assets exceeding $15 billion but not exceeding
                                      $17.5 billion; 0.0248% of the portion of the daily net
                                      assets exceeding $17.5 billion but not exceeding
                                      $25 billion; 0.0247% of the portion of the daily net
                                      assets exceeding $25 billion but not exceeding
                                      $30 billion; and 0.0246% of the portion of the daily net
                                      assets exceeding $30 billion.

  (5) Active Assets Institutional     0.015% of the daily net assets.
      Government Securities Trust

  (6) Active Assets Institutional     0.015% of the daily net assets.
      Money Trust

Morgan Stanley California Tax-Free    0.050% of the portion of the daily net assets not
  Daily Income Trust                  exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; and 0.025% of the
                                      portion of the daily net assets exceeding $3 billion.

Morgan Stanley                        0.050% of the portion of the daily net assets not
  Liquid Asset Fund Inc.              exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.35
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.35 billion but not exceeding $1.75 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $1.75 billion but not exceeding $2.15 billion; 0.0275%
                                      of the portion of the daily net assets exceeding $2.15
                                      billion but not exceeding $2.5 billion; 0.025% of the
                                      portion of the daily net assets exceeding $2.5 billion
                                      but not exceeding $15 billion; 0.0249% of the portion of
                                      the daily net assets exceeding $15 billion but not
                                      exceeding $17.5 billion; 0.0248% of the portion of the
                                      daily net assets exceeding $17.5 billion but not
                                      exceeding $25 billion; 0.0247% of the portion of the
                                      daily net assets exceeding $25 billion but not exceeding
                                      $30 billion; and 0.0246% of the portion of the daily net
                                      assets exceeding $30 billion.

Morgan Stanley                        0.050% of the portion of the daily net assets not
  New York Municipal Money            exceeding $500 million; 0.0425% of the portion of the
  Market Trust                        daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; and 0.025% of the
                                      portion of the daily net assets exceeding $3 billion.

Morgan Stanley Select Dimensions      0.050% of the daily net assets.
  Investment Series--
  Money Market Portfolio

Morgan Stanley                        0.050% of the portion of the daily net assets not
  Tax-Free Daily Income Trust         exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; and 0.025% of the
                                      portion of the daily net assets exceeding $3 billion.

Morgan Stanley U.S. Government Money  0.050% of the portion of the daily net assets not
  Market Trust                        exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; 0.0375% of the portion of the
                                      daily net assets exceeding $750 million but not
                                      exceeding $1 billion; 0.035% of the portion of the daily
                                      net assets exceeding $1 billion but not exceeding $1.5
                                      billion; 0.0325% of the portion of the daily net assets
                                      exceeding $1.5 billion but not exceeding $2 billion;
                                      0.030% of the portion of the daily net assets exceeding
                                      $2 billion but not exceeding $2.5 billion; 0.0275% of
                                      the portion of the daily net assets exceeding $2.5
                                      billion but not exceeding $3 billion; and 0.025% of the
                                      portion of the daily net assets exceeding $3 billion.

Morgan Stanley Variable Investment    0.050% of the portion of the daily net assets not
  Series--Money Market Portfolio      exceeding $500 million; 0.0425% of the portion of the
                                      daily net assets exceeding $500 million but not
                                      exceeding $750 million; and 0.0375% of the portion of
                                      the daily net assets exceeding $750 million.

    Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS
Morgan Stanley Government Income      0.060% of the average weekly net assets.
  Trust

Morgan Stanley                        0.075% of the portion of the average weekly net assets
  High Income Advantage Trust         not exceeding $250 million; 0.060% of the portion of
                                      average weekly net assets exceeding $250 million and not
                                      exceeding $500 million; 0.050% of the portion of average
                                      weekly net assets exceeding $500 million and not
                                      exceeding $750 million; 0.040% of the portion of
                                      average weekly net assets exceeding $750 million and not
                                      exceeding $1 billion; and 0.030% of the portion of
                                      average weekly net assets exceeding $1 billion.

Morgan Stanley                        0.075% of the portion of the average weekly net assets
  High Income Advantage Trust II      not exceeding $250 million; 0.060% of the portion of
                                      average weekly net assets exceeding $250 million and not
                                      exceeding $500 million; 0.050% of the portion of average
                                      weekly net assets exceeding $500 million and not
                                      exceeding $750 million; 0.040% of the portion of
                                      average weekly net assets exceeding $750 million and not
                                      exceeding $1 billion; and 0.030% of the portion of
                                      average weekly net assets exceeding $1 billion.

Morgan Stanley                        0.075% of the portion of the average weekly net assets
  High Income Advantage Trust III     not exceeding $250 million; 0.060% of the portion of
                                      average weekly net assets exceeding $250 million and not
                                      exceeding $500 million; 0.050% of the portion of average
                                      weekly net assets exceeding $500 million and not
                                      exceeding $750 million; 0.040% of the portion of the
                                      average weekly net assets exceeding $750 million and not
                                      exceeding $1 billion; and 0.030% of the portion of
                                      average weekly net assets exceeding $1 billion.

Morgan Stanley Income Securities      0.050% of the average weekly net assets.
  Inc.

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
  Bond Trust

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
  Trust

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
  Income Trust

Morgan Stanley California Insured     0.035% of the average weekly net assets.
  Municipal Income Trust

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
  Investment Trust

Morgan Stanley                        0.035% of the average weekly net assets.
  New York Quality Municipal
  Securities

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
  Income Trust

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
  Securities

Morgan Stanley California Quality     0.035% of the average weekly net assets.
  Municipal Securities

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
  Securities

Morgan Stanley Insured California     0.035% of the average weekly net assets.
  Municipal Securities